CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, James M. Rogers, President & Chief Executive Officer of Hilliard Lyons Research Trust (the "Registrant"), certify, to the best of my knowledge, that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 17, 2005                      /s/ James M. Rogers
     ----------------------                 ------------------------------------
                                              James M. Rogers, President &
                                              Chief Executive Officer
                                              (principal executive officer)


I, Joel Weiss, Treasurer & Chief Financial Officer of Hilliard Lyons Research Trust (the "Registrant"), certify, to the best of my knowledge, that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 17, 2005                      /s/ Joel Weiss
     ----------------------                 -----------------------------------
                                              Joel Weiss, Treasurer &
                                              Chief Financial Officer
                                              (principal financial officer)